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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

        Date of Report  (date of earliest event reported):   December 24, 1997


                           MoneyGram Payment Systems, Inc.
                (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-14350                84-1327808
------------------------------   ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification No.)


     7401 W. Mansfield Ave., Lakewood, CO                      80235
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     (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code     303-716-6800
                                                            ------------

                                   Not Applicable
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on December 24, 1997, attached as Exhibit 99, concerning the Registrant's stock repurchase program.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Exhibits

          99.  Press Release dated December 24, 1997.



                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         MoneyGram Payment Systems, Inc.


                         By:  /s/ John M. Fowler
                              -------------------------------------
                              John M. Fowler
                              Executive Vice President,
                              Chief Financial Officer and Treasurer


Dated:   January 6, 1998




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                                   EXHIBIT INDEX


Exhibit No.                                                           Page
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99                       Press Release dated December 24, 1997          4








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